EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EV Innovations, Inc. (the "Company") on Form 10-Q for the period ended October 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stacey Fling, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1) The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The  information  contained in the Report  fairly  presents,  in all material respects, the financial condition and result of operations of the Company.

/s/ Stacey Fling
Stacey Fling
Chief Executive Officer and
Principal Financial Officer

December 8, 2009